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NEWS RELEASE


FOR IMMEDIATE RELEASE


          Adams Golf to Acquire Women's Golf Unlimited Brands

PLANO, TEXAS, December 20, 2006 - Adams Golf (OTCBB:ADGO) announced today that it will acquire certain assets of Women's Golf Unlimited, including the trademarks, internet domain names and customer lists for the Square Two Golf[TM] and Lady Fairway[TM] brands. The acquisition is subject to certain conditions, including the approval of Women's Golf Unlimited shareholders. The closing is expected to occur in the first quarter of 2007.

"We have grown our women's club business significantly over the past two years and believe that we will further that growth via a multi brand strategy," stated Mr. Chip Brewer, CEO and President of Adams
Golf.   "Concurrently with this acquisition, we will form a separate business unit to concentrate our focus on this important category.
The Women's Golf Unlimited brands will remain separate and distinct in the consumer's eye, but benefit from Adams Golf's overall corporate resources. Both the Adams Golf women's products and the Women's Golf Unlimited brands should benefit from this incremental focus and resources."

Developing high-performance and technologically innovative golf products is the cornerstone of Adams Golf. From the initial design, through manufacturing and servicing, Adams Golf is committed to helping golfers of all abilities enjoy the game of golf. For more information on Adams Golf, visit adamsgolf.com.

This press release contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements, using terminology such as "may," "will," "should," "expect," "plan" or "believe," include, but are not limited to statements regarding our ability to maintain our current share of the women's golf equipment market and to expand our sales in this market segment through the acquisition of certain assets of the Square Two Golf and Lady Fairway brands. Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the following: product development difficulties; product approval and conformity to governing body regulations; assembly difficulties; competing product introductions; patent and trademark infringement risks; uncertainty of the ability to protect intellectual property rights; market demand and acceptance of products; the impact of changing economic conditions; the success of our marketing strategy; our dependence on a limited number of customers; business conditions in the golf industry; reliance on third parties, including suppliers; the actions of competitors, including pricing, advertising and product development risks concerning future technology; the management of sales channels and re-distribution; and one-time events and other factors detailed under "Risk Factors" in our Form 10-K's, Form 10-Q's and other Securities and Exchange Commission filings. These filings can be obtained by contacting Adams Golf Investor Relations.
Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Adams Golf undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements.

For more information, please contact:
Patty Walsh - Director, Investor Relations
Adams Golf
(972) 673-9000